                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.

                             370 17th Street, Suite 3100
                               Denver, Colorado  80202

                                    (800) 639-3935


                                      PROSPECTUS




Stonebridge Aggressive Growth Fund, Inc. (the "Fund") is a no-load, diversified, open-end investment company. Its principal objective is long-term growth of capital. A secondary consideration is the production of short-term income. In order to achieve its investment objectives, the Fund invests in securities of companies which appear to have good prospects for increased earnings and dividends and uses certain other investment techniques in an effort to enhance income and reduce market risks.




              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                 THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE
                 SECURITIES AND EXCHANGE COMMISSION  PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
                        TO THE CONTRARY IS A CRIMINAL OFFENSE.



                   THE INVESTOR IS ADVISED TO READ THIS PROSPECTUS
                        AND TO RETAIN IT FOR FUTURE REFERENCE.

THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT INVESTORS SHOULD KNOW ABOUT THE FUND PRIOR TO INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1998 HAS BEEN FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION AND IS HEREBY INCORPORATED BY REFERENCE. A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING THE FUND.


                      This Prospectus is dated March 1, 1998

                                      PROSPECTUS

                                  TABLE OF CONTENTS


Summary of Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . .4

What is the Fund? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Objectives and Investment Policies. . . . . . . . . . . . . . . . . . . . .5

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .8

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

Reports to Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . .9

Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .9

How to Invest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

How to Redeem Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .11

General Account Policies. . . . . . . . . . . . . . . . . . . . . . . . . .12

                                 SUMMARY OF EXPENSES

     This table is designed to assist stockholders in understanding the various fees and expenses associated with investing in the Fund. The Example shown below should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     STOCKHOLDER TRANSACTION EXPENSES are charges you pay when buying, exchanging, or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES, for the year ended October 31, 1997, are paid out of the Fund' s assets and include fees for portfolio management, maintenance of shareholder accounts, general fund administration, shareholder servicing, accounting and other services. For more complete descriptions of shareholder transaction expenses and the Fund's operating expenses, see "General Account Policies" and "Management of the Fund" in this prospectus and the financial statements and related notes included in the statement of additional information.

     If you own shares through certain service organizations, you may pay account charges in connection with the maintenance of your account at the service organization. These account charges are in addition to the expenses shown below.

     STOCKHOLDER TRANSACTION EXPENSES

          Maximum Sales Load Imposed on Purchases (as a
               percentage of offering price. . . . . . . . . . . . . .none

          Maximum Deferred Sales Load (as a percentage of original
               purchase price or redemption proceeds, as
               applicable) . . . . . . . . . . . . . . . . . . . . . .none

          Maximum Sales Load Imposed on Reinvested
               Dividends (as a percentage of offering price) . . . . .none

          Redemption Fees (as a percentage of amount
               redeemed, if applicable). . . . . . . . . . . . . . . .none

          Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . .none

     ANNUAL FUND OPERATING EXPENSES (FOR THE YEAR ENDED OCTOBER 31, 1997 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

          Management Fees. . . . . . . . . . . . . . . . . . . . . . .1.00%
          12b-1 Fees . . . . . . . . . . . . . . . . . . . . . . . . .none
          Other Expenses (audit, legal, stockholder services,
               transfer agent, custodian, and miscellaneous) . . . . .1.90%

          Total Fund Operating Expenses. . . . . . . . . . . . . . . .2.90%
                                                                      -----
                                                                      -----

     EXAMPLE                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
     -------                       ------    -------   -------   --------

You would pay the following
fees and expenses on a $1,000
investment, assuming
(1) 5% annual return* and
(2) redemption at the end of
    each time period                $29        $91      $155      $326


* Use of this assumed annual return is mandated by the Securities and Exchange Commission and is not intended to be an illustration of past or future investment results.

                                 FINANCIAL HIGHLIGHTS

     The per share data and ratios in the following table for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 have been audited by Hein +
Associates LLP, independent auditors, whose report thereon and on the financial statements and the related notes, appears in the Annual Report for the Fund dated October 31, 1997. The per share data and ratios for each of the five years in the period ended October 31, 1991, were audited by other auditors, whose report dated November 21, 1991 expressed an unqualified opinion on such selected per share data and ratios. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained from the Fund without charge by contacting ALPS Mutual Funds Services, Inc. or Stonebridge Aggressive Growth Fund, Inc. at (800) 639-3935.


                  SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                                          FOR THE YEARS ENDED OCTOBER 31,

                                   1997           1996           1995           1994           1993           1992
                                   ----           ----           ----           ----           ----           ----

NET ASSET VALUE,
BEGINNING OF YEAR                 $13.19         $13.97         $10.24         $12.07         $11.58         $13.22

INCOME FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME
(LOSS)                              (.20)          (.17)          (.26)          (.29)          (.21)          (.27)

NET GAINS OR LOSSES ON
SECURITIES (BOTH REALIZED AND
UNREALIZED)                         2.83            .90           4.51            .55           1.56           (.20)

TOTAL FROM INVESTMENT
OPERATIONS                          2.63            .73           4.25            .26           1.35           (.47)

LESS DISTRIBUTIONS:

DIVIDENDS (FROM NET
INVESTMENT INCOME)                    --             --             --             --             --             --

DIVIDENDS (FROM CAPITAL
GAINS)                             (2.55)         (1.51)          (.52)         (2.09)          (.86)         (1.17)

NET ASSET VALUE,
END OF YEAR                       $13.27         $13.19         $13.97         $10.24         $12.07         $11.58
                                  ------         ------         ------         ------         ------         ------
                                  ------         ------         ------         ------         ------         ------

TOTAL RETURN                      22.89%          5.70%         43.71%          1.86%         11.80%          (4.67)%

RATIOS AND SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD
(IN 000S):                        $5,428         $4,539         $4,151         $2,992         $3,024         $3,032

RATIO OF OPERATING EXPENSES         2.90          2.29%          3.10%          3.51%          2.81%          3.03%

RATIO OF NET INVESTMENT INCOME
(LOSS TO AVERAGE NET ASSETS)       (1.62)         (1.26)%        (2.10)%        (2.86)%        (1.82)%        (2.24)%

PORTFOLIO TURNOVER RATE*             88%           108%            60%            43%            50%            67%
AVERAGE COMMISSION RATE
PAID**                            $.1044         $.1248




                                   1991           1990           1989           1988           1987
                                   ----           ----           ----           ----           ----

NET ASSET VALUE,
BEGINNING OF YEAR                  $8.37         $12.27         $11.41         $10.73         $11.58

INCOME FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME
(LOSS)                              (.23)          (.22)          (.17)          (.30)          (.43)

NET GAINS OR LOSSES ON
SECURITIES (BOTH REALIZED AND
UNREALIZED)                         5.30          (1.22)          1.66            .98            .10

TOTAL FROM INVESTMENT
OPERATIONS                          5.07          (1.44)          1.49            .68           (.33)

LESS DISTRIBUTIONS:

DIVIDENDS (FROM NET
INVESTMENT INCOME)                    --             --             --             --             --

DIVIDENDS (FROM CAPITAL
GAINS)                              (.22)         (2.46)          (.63)            --           (.52)

NET ASSET VALUE,
END OF YEAR                       $13.22          $8.37         $12.27         $11.41         $10.73
                                  ------         ------         ------         ------         ------
                                  ------         ------         ------         ------         ------

TOTAL RETURN                      61.63%         (15.30)%       13.54%          6.34%          (3.16)%

RATIOS AND SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD
(IN 000S):                        $3,459         $2,247         $2,672         $2,686         $2,862

RATIO OF OPERATING EXPENSES        3.49%          3.99%          3.28%          3.31%          3.87%

RATIO OF NET INVESTMENT INCOME
(LOSS TO AVERAGE NET ASSETS)       (2.08)%        (2.29)%        (1.32)%        (2.50)%        (3.16)%

PORTFOLIO TURNOVER RATE*             49%            69%            49%            11%            33%
AVERAGE COMMISSION RATE
PAID**


 * A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

WHAT IS THE FUND?

     Stonebridge Aggressive Growth Fund, Inc. (the "Fund") is an investment company which was organized in the State of Delaware. Purchasers of the Fund's shares invest in a company that itself invests in securities. The Fund is an open-end investment company because, upon demand of an investor, the Fund has a legal duty to redeem its shares held by the investor and to pay the investor the net asset value of the shares. See "How to Invest" and "General Account Policies." The Fund makes investments in various securities and is a type of management company commonly known as a mutual fund.

     The purpose of the Fund is to provide investors with an opportunity to acquire an interest in a comprehensive common stock program under the continuous supervision of impartial and experienced professional investment management. Investment companies operate in accordance with their objectives and policies. The Fund's investment objectives and policies are set forth below under "Objectives and Investment Policies."

     With respect to the purchase and sale of investments, the Fund receives investment advice and other services from Stonebridge Capital Management, Incorporated (the "Adviser"), which is paid a fee pursuant to its contract with the Fund approved by the stockholders at the July 23, 1997 annual meeting. See "Investment Adviser" for a discussion of the Adviser. The Fund pays costs including custodian, management, and transfer agency fees, audit and legal fees, brokerage fees and fees for certain administrative services.

     The value of the Fund's shares, which are priced daily, fluctuates with the value of the securities in which the Fund invests. When the Fund sells portfolio securities it may realize a gain or a loss, depending on whether it sells them for more or less than their cost. The Fund will earn dividend or interest income to the extent that it receives dividends and interest from its investments.

     The Fund offers its shares to the public at net asset value on a continuous basis.


OBJECTIVES AND INVESTMENT POLICIES

     The principal objective of the Fund is long-term growth of capital. The production of short-term income is a secondary consideration. In order to achieve these objectives, management obtains careful and intensive studies of trends of various industries and companies, including their earnings, as well as the appreciation possibilities and relative investment values of their securities.

     The Adviser seeks to attain the objectives of the Fund primarily through the ownership of securities of companies which appear to have good prospects for
superior earnings growth.   In order to achieve its growth objective, the Fund
will often invest in small capitalization companies which the Adviser believes may have higher growth rates than larger companies. There can be no assurance that these objectives will be achieved since all investments are subject to risk in varying degrees. Such investment policies can be changed by the Board of Directors of the Fund.

     It is a policy of the Fund, which may not be changed without approval of a majority of the outstanding voting securities of the Fund, to diversify its investments and not to concentrate its assets in any one industry. Diversification and non-concentration tend to reduce, though they do not eliminate, the market risk inherent in all securities. At the same time they broaden investment opportunities.

     The Fund is not restricted to investment in companies of any particular size, and it will often invest in smaller growth companies as well as established companies. The securities of smaller companies may be subject to more volatile market movements and greater risk than the securities of more established companies. The Adviser believes that proper diversification will tend to ameliorate the higher volatility. The Fund does not usually invest in stocks which are not listed on an exchange or on the NASDAQ National Market System.

     It is the general policy of the Fund to remain fully invested in common stocks. However, under certain circumstances, investments may be made in other types of securities such as convertible bonds, preferred stocks, American Depository Receipts, futures and options. There may also be times when, in order to protect and preserve the assets of the Fund, the Adviser may hold significant portions of the Fund's assets in cash, money market funds or short-term U.S. Treasury securities, or make investments in those industries which will best afford such protection. In no event will more than 25% of the Fund's assets be invested in any one industry (other than the U.S. Government).

     The Fund may not invest an amount which exceeds 5% of the value of its total assets in the securities of any one issuer. This restriction does not apply to holdings of Government securities.

     The Fund does not trade actively for quick profits; however, changes are made in the portfolio whenever such action appears advisable to the Adviser. During periods of broad economic growth, emphasis is placed on seeking investments in leading companies in those industries that are expected to lead the expansion. During periods when the economy is sluggish, emphasis is placed on seeking to invest in companies selected because of their individual prospects for improved earnings. The Adviser has approached these decisions with essentially the point of view of long-term investing but securities may occasionally be sold for investment reasons even though they have been held for short periods. Therefore, there may be a limited number of short term transactions. This flexibility gives the Adviser freedom to adjust the portfolio to changing business conditions. Because of this policy, it is anticipated that the annual portfolio turnover will normally be in the range of 25%-100%. A 50% turnover rate would occur, for example, if half of the value of the Fund's portfolio were replaced in a period of one year. The rate of portfolio turnover in the Fund for the most recent fiscal year ended October 31 and for prior fiscal years appears in the table of Financial Highlights above. Brokerage cost to the Fund is normally commensurate with the rate of portfolio activity. The investor should consider the tax consequences of these policies as discussed in the section "Distributions and Taxes" below.

     Maintaining the purchasing power of the capital of the Fund is an important consideration of management in the determination of investment policy, but there can be no assurance that investors in the Fund will be protected from the effects of inflation. The principal risk factor generally attendant to investment in an investment company with investment policies and objectives similar to the Fund's is the market risk inherent in investment in the underlying securities in which the Fund invests. An additional risk factor peculiar to investment in the Fund arises from the fact that long-term growth is sought by the Fund at the possible expense of short-term profits.

     FOREIGN INVESTMENTS. The Fund may invest up to 20% of its assets, either directly or indirectly through investments in American Depository Receipts ("ADRs") and closed-end investment companies and in securities issued by foreign companies wherever organized. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be subject to foreign government taxes which would reduce the yield on such securities. ADRs may be sponsored by the foreign issuer or may be unsponsored (organized independently from the foreign issuer). Available information regarding the foreign securities underlying unsponsored ADRs may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile.

     Securities of closed-end investment companies investing in foreign securities may be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940. The Fund currently intends to limit such investments so that, immediately after such investment: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in closed-end investment companies only in furtherance of its investment objective. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Fund to invest in closed-end investment companies that invest in foreign securities would provide, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of the Fund and will bear management and other expenses of the same type as those paid by the Fund that may be greater or lesser in amount than those paid by the Fund. No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. The extent to which the Fund will be invested in foreign companies will fluctuate from time to time within the 20% limitation stated above depending on the Adviser's assessment of prevailing market, economic and other conditions.

     The Fund may enter into currency exchange contracts (agreements to exchange dollars for foreign currencies at a future date) to manage exchange rate risk. Currency exchange contracts allow the Adviser to hedge the Fund's foreign investments against adverse exchange rate changes. Successful currency hedging depends upon the Adviser's ability to predict foreign currency values. A currency exchange contract will tend to offset both positive and negative currency fluctuations but will not offset other changes in the value of the Fund's foreign investments. The Fund does not and will not use currency exchange contracts for speculative purposes.

     HEDGING AND INCOME ENHANCEMENT STRATEGIES. In addition to its investments in securities, the Fund may buy and sell stock and stock index options, stock index and foreign currency futures contracts, and options on futures with respect to all or a portion of its assets. Transactions in such options and futures contracts may afford the Fund the opportunity to hedge against a decline in the value of securities it owns, may provide a means for the Fund to generate additional income on its investments or may provide opportunities for capital appreciation. The Fund may also purchase and sell stock index futures contracts and options to manage cash flow and to attempt to remain fully invested in the stock market. Although the Fund has no specific fundamental limitations on its ability to engage in options and futures contracts, it does not use options or futures contracts for speculative purposes. The Fund may engage in additional hedging techniques as new techniques become available.

     OPTIONS TRANSACTIONS. The Fund may write covered put and call options on stocks and stock indexes to attempt to increase the return on its investments through the receipt of premium income. The Fund also may write put options and purchase call options on stocks and stock indexes to increase its exposure to the stock market when the Fund has cash from new investments or holds a portion of its assets in money market instruments or to protect against an increase in prices of securities it intends to purchase. When the Fund wishes to sell securities because of stockholder redemptions or to protect the value of a security it owns against a decline in market value, it may write call options and purchase put options.

     A call option gives the purchaser, in return for payment of the option premium (the option's current market price), the right to buy the option's underlying security at a specified exercise price at any time during the term of the option. The writer of a call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time the option is exercised. A put option is a similar contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying security at a specified exercise price at any time during the term of the option. The writer of the put receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised. The premium paid for purchasing an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. The Fund intends to limit the aggregate value of the securities underlying the calls or obligations underlying the put options to no more than 25% of the net assets of the Fund taken at market value, determined as of the date the options are written. All options, whether written or purchased, will be listed on a national securities exchange and issued by the Options Clearing Corporation.

     A call option written by the Fund is "covered" if the Fund owns the call option's underlying security or has an absolute and immediate right to acquire that security without the payment of additional consideration (or upon payment of additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it owns. A call option written by the Fund is also covered if the Fund owns, on a share-for-share basis, a call option on the same security whose exercise price is equal to or less than the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the put option's exercise price in a segregated account with its custodian, or else owns, on a share-for-share basis, a put option on the same security whose exercise price is equal to or greater than the put written. Securities held to cover an option may not be sold so long as the Fund remains obligated under the option, unless they are replaced by other appropriate securities.

     A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 or the New York Stock Exchange Composite Index), and the stock index fluctuates with changes in the market value of such stocks. An option on an index gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, times a specified multiplier. No actual delivery of the stocks underlying the index is made.

     FUTURES TRANSACTIONS AND OPTIONS ON FUTURES. The Fund may purchase and sell stock index and foreign currency futures contracts (as well as purchase and sell related options on such futures contracts) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A foreign currency futures contract creates an obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in United States dollars. The Fund may purchase and sell foreign currency futures contracts as a hedge against changes in currency exchange rates when the Fund is invested in the securities of foreign issuers.

     The Fund may not purchase or sell futures contracts and related options unless immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract ( or futures option) is traded, plus any premium paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in the money" at the time of purchase. (An option to buy a futures contract is "in the money" if the then current purchase price of the contract that is subject to the option exceeds the exercise or strike price; an option to sell a futures contract is "in the money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.)

     RISKS INHERENT IN TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. In selecting futures contracts and options for the Fund, the Adviser will assess such factors as current and anticipated stock prices and interest rates, the relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Fund's cash flow and cash management needs. If the Adviser judges these factors incorrectly, or if price changes in the Fund's futures or options positions are not well correlated with its other investments, use of the futures contracts and options may leave the Fund in a worse position than if it had not used these strategies. Other risks inherent in the use of options, foreign currency and stock index futures contracts and options on futures contracts include the fact that skills needed to use these strategies are different from those needed to select portfolio securities, the imperfect correlation between movements in the price of the options and futures contracts and movements in the price of the securities or currencies which are the subject of the hedge, the possible absence of a liquid secondary market for any particular instrument at any time and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment adviser, administrator, transfer agent, custodian and dividend disbursing agent. The day-to-day operations of the Fund (apart from the Adviser's duties as investment adviser) are delegated to the Administrator, subject always to the objectives and policies of the Fund and the general supervision of the Fund's Board of Directors.

INVESTMENT ADVISER

     Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067, is retained as the Adviser to the Fund pursuant to a written Investment Advisory Agreement. The Investment Advisory Agreement (the "Agreement") was approved by the Board of Directors on April 10, 1997 subject to stockholder approval. The Agreement was approved by the stockholders of the Fund on July 23, 1997.

     The Agreement requires the Adviser to supervise the investment of the assets of the Fund, and place orders with securities broker/dealers for the purchase or sale of securities on behalf of the Fund, subject to the policies and controls of the Board of Directors of the Fund. In doing so, the Adviser is to obtain and evaluate information, reports and studies, some or all of which may be provided to the Adviser by the securities broker/dealers that execute securities transactions for the Fund, for which their compensation may consist solely of the brokerage commissions paid by the Fund.

     As consideration for furnishing such services, the Agreement provides that the Adviser will receive a monthly advisory fee from the Fund at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed that it will limit the overall annual expenses of the Fund to 2.90% of average annual net assets for the current fiscal year and all future fiscal years through October 31, 2002: any unreimbursed Fund expenses borne by the Adviser in any fiscal year pursuant to this limitation will be reimbursed to the Adviser at any year in the future if, after the reimbursement, the expenses of the Fund for such year are less than 2.90% of its average net assets.

     During the fiscal years ended October 31, 1995, 1996 and 1997, the Adviser received $17,491, $25,253 and $33,293 respectively, in fees for investment and advisory services pursuant to the Agreement (or prior investment advisory agreements in effect), representing .5%, .5% and .65%, respectively, of the Fund's net assets in each year.

     The Agreement provides that it shall remain in force and effect for two years and thereafter from year to year so long as such continuance is approved at least annually by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund, but in either event it must be approved by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Agreement also provides that it may be terminated without penalty at any time by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities or by the Adviser upon sixty days written notice and that it shall terminate automatically in the event of its assignment.

     The Adviser is owned by six of its employees. Dr. John G. Ayer, President of the Fund, has been primarily responsible for the day-to-day management of the Fund's portfolio since 1982. Although the organizational arrangements of the Adviser do not require that all investment decisions be made by committee, it is the practice of the Adviser to make such decisions by committee.

ADMINISTRATOR

      ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, is the Administrator of the Fund. The Administration Agreement was approved by the Board of Directors on April 10, 1997.

     The Administration Agreement provides that ALPS will supervise and manage the business of the Fund subject to the direction and control of the officers and directors of the Fund. This responsibility requires that ALPS provide certain services and facilities including, but not limited to, the services of an administrator for the Fund and other personnel required by the Fund, office space, furniture, equipment, supplies, files and records, supervision of the maintenance of the books and records of the Fund, and the supervising of the relationship between the Fund and the stockholders, custodian, fund accounting agent, transfer agent and others, including the preparation of registration statements and proxy material.

     The Administration Agreement provides that it will remain in force and effect for an initial three-year term and will continue thereafter from year to year provided that its continuance is specifically approved at least annually by a majority of the directors of the Fund. The Administration Agreement may be terminated for cause during its initial term and thereafter may be terminated without penalty at any time by the Board of Directors of the Fund or by the Administrator upon ninety days written notice.

     As consideration for furnishing such administration services, the Administration Agreement provides that the ALPS will receive a monthly management fee equal to the annual rate of .10% of the average daily net assets in the Fund up to $250,000,000 and .075% of the average daily net assets of the Fund in excess of $250,000,000. At all times ALPS' fee will be no less than $5,000 per month in the first year of the term of the Administration Agreement and $6,250 per month in years two and three.

THE DISTRIBUTOR

     ALPS Mutual Funds Services, Inc. 370 17th Street, Suite 3100, Denver, Colorado 80202 serves as the Distributor and principal underwriter of the Fund's shares without compensation and bears the expense of distribution of the shares of the Fund.

THE CUSTODIAN

     Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263, is retained as Custodian for the Fund.

THE TRANSFER AGENT

     The Fund's transfer agent and dividend disbursing agent is National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.


CAPITAL STOCK

     The Fund was organized as a corporation in the state of Delaware on October 1, 1956. The authorized capitalization of the Fund consists of an unlimited number of shares of capital stock, all of one class, having a par value of $1.00 per share. All shares participate equally in dividends and distributions and in net assets on liquidation. The shares are fully paid and non-assessable: they have no preference, pre-emptive, conversion, or exchange rights. Fractional share interests have proportionate dividend and redemption rights, but no voting rights.

     Each full share has one vote, except that each stockholder entitled to vote at any election of directors has the right to cumulate his votes. Under the cumulative voting method, each stockholder is entitled ot cast a total number of votes equal to the number of directors to be elected multiplied by the number of his shares. The total number of cumulative votes may be cast for one candidate or distributed among any number of candidates.

     At the Fund's annual shareholder meeting on March 28, 1996, its shareholders approved an amendment to the Fund's Certificate of Incorporation
changing its name to "Stonebridge Aggressive Growth Fund."   The Adviser has
entered into a license agreement with the Fund permitting the Fund to use the phrase "Stonebridge" in its name for so long as the Adviser continues to act as the Fund's investment adviser.

     Shareholder inquiries concerning the Fund should be directed to shareholder services by calling (800) 639-3935.


REPORTS TO STOCKHOLDERS

     The Fund issues semi-annual and annual reports to its stockholders listing securities held in its portfolio, complete financial statements, and other information. The financial statements of the Fund are audited annually by independent public accountants.

DISTRIBUTIONS AND TAXES

     The Fund has qualified and intends to continue to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). In any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net investment income, the Fund will be relieved of Federal income tax on the net investment income and net realized capital gains distributed to stockholders. One of the requirements the Fund must meet in order to qualify under Subchapter M as a regulated investment company is that at least 90% of the Fund's gross income be derived from certain sources, which include dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities. In addition the Fund must meet certain asset diversification requirements.

     The Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend.

     Net investment income and net short-term capital gains distributed by the Fund, if any, will be taxable to stockholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund, and distributed, will be taxable to stockholders as long-term capital gains regardless of the length of time investors have held their shares.

     A 4% non-deductible excise tax is imposed on a regulated investment company which fails to distribute to its stockholders a specified amount of its taxable ordinary income and capital gains during a calendar year.

     The Fund may be required to withhold for Federal income taxes 31% of distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or make required representations, or who have been notified by the Internal Revenue Service they are subject to back-up withholding. Corporate stockholders, and other stockholders specified by the Internal Revenue Code, are exempt from back-up withholding.

     Dividends from net investment income are taxable to the shareholders as ordinary income and are generally eligible, in the case of corporations, for the 70% deduction for corporate shareholders provided by the Internal Revenue Code. Capital gains distributions do not qualify for such exclusion. For the fiscal year ended October 31, 1997, there were no dividends paid from investment income of the Fund so none were eligible for such exclusion. Stockholders who are citizens or residents of the United States pay federal taxes at capital gains rates on long-term capital gains which are distributed to them, whether or not reinvested in the Fund, and regardless of the period of time that such shares have been owned by the stockholders. Advice as to the tax status and amount of each year's dividends and distributions will be mailed annually.

HOW TO INVEST

This section tells you how to purchase, exchange and redeem your shares. It also explains various services and features offered in connection with your account. Please call the Fund at 1-800-639-3935 to speak with an Investor Services Representative if you have any questions or need information. ALPS Mutual Funds Services, Inc. is the distributor for the Fund and Stonebridge Growth Fund, Inc. (collectively, the "Stonebridge Funds") and has as its principal office 370 17th Street, Suite 3100, Denver, CO 80202.

HOW TO OPEN AND ADD TO YOUR ACCOUNT

You may open an account and purchase shares of the Fund by completing an Account Application and returning it to Stonebridge Funds with your check made payable to the Fund. You may obtain an Account Application by calling 1-800-639-3935.

To Open An Account
------------------

By Mail Send a completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247.

In Person                     Bring your completed Account Application and a
                              check or money order payable to Stonebridge
                              Aggressive Growth Fund, 370 17th Street, Suite
                              3100, Denver, CO  80202.

Automatically (from your      Complete the Automatic Investment Plan Section of
bank account)                 your new Account Application or Account Options
                              form to have money automatically withdrawn from your bank account ($100 minimum per transaction), and return it to Stonebridge Funds, P.O. Box
                              419247, Kansas City, MO  64141-9247.

By Wire                       Call 1-800-639-3935 to receive wiring instructions

To Add An Account
-----------------

By Mail                       Send a check or money order payable in U.S.
                              dollars and drawn on a bank located in the U.S. to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. Specify your account number and the name of the Fund(s) in which you are investing.

In Person                     Bring your check or money order payable to
                              Stonebridge Aggressive Growth Fund, 370 17th
                              Street, Suite 3100, Denver, CO  80202.

Automatically (from your      Complete at any time an Automatic Investment Plan
bank account)                 application to have $100 or more automatically
                              withdrawn from your bank account monthly.  Call
                              1-800-639-3935 to receive an application.

By Wire                       Call 1-800-639-3935 to receive wiring
                              instructions.

MINIMUM INVESTMENTS                                         Amount

To open a new account                                       $1,000
To open a new retirement or certain other accounts          $1,000
To open a new account with an Automatic Investment Plan         $0
To add to any type of an account                              $100

The minimum investment requirements do not apply to reinvested dividends, purchases by Service Organizations acting on behalf of their customers, officers, trustees, directors, employees and retirees of the Fund, Investment Adviser, Administrators or any direct or indirect subsidiary or any spouse, parent or child of any of these persons.
Please note: Third-party checks will not be accepted for the purchase of shares of the Fund.

The Fund reserves the right to suspend the continuing offering of shares and to reject any purchase order in its sole discretion.

HOW TO EXCHANGE FUND SHARES

You may exchange your Fund shares for shares of Stonebridge Growth Fund. Exchanges must be for at least $1,000 in value per transaction. You should first read the Prospectus for the Stonebridge Growth Fund. For further information on the exchange privilege, please call an Investor Services Representative at 1-800-639-3935.

Stonebridge Funds may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

By Telephone                  Call 1-800-639-3935, and give the account name,
                              account number, name of Fund and amount of exchange ($1,000 minimum).

By Mail                       Send a written request to: Stonebridge Funds, P.O.
                              Box 419247, Kansas City, MO 64141-9247. Submit any share certificates being exchanged, endorsed for transfer.

                              Your written request must:

                              - be signed by each account owner
                              - state the number or dollar amount of shares to
                                be exchanged
                              - include your account number or tax
                                identification number


HOW TO REDEEM FUND SHARES

You may redeem your Fund shares on any business day. If you have any questions on how to redeem your shares, please call an Investor Services Representative at 1-800-639-3935. Your shares will be redeemed at the current-day closing price if you call before the NYSE close (normally, 4:00 p.m. Eastern Time on a business day.) Otherwise, you will receive the closing price on the next business day. Redemption proceeds generally will be sent by check to the shareholder(s) of record at the address of record within 7 days after receipt of a valid redemption request.

If you have authorized the wire redemption service, your redemption proceeds will be wired directly into your designated bank account, normally within 3 business days after receipt of a valid redemption request. A wire fee of $10 will be added to your redemption request. Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

If you have selected the Systematic Withdrawal Plan, your redemption proceeds will be electronically transferred to your designated bank account within 7 days after withdrawal on approximately the 20th day of the month.

If the shares being redeemed were purchased by check, telephone or through the Automatic Investment Program, the Fund may delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase check to clear.

Back-up withholding is deducted if your account has no tax identification number. In this situation, the Fund must remit 31% of redemption proceeds and dividend distributions to the IRS as an advance tax payment. Back-up withholding should not apply if your provided your tax identification number on your account application or on IRS Form W-9.

The Fund has filed an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one stockholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

By Telephone                  Call 1-800-639-3935 and give the account name,
(Available only if you        account number, name of Fund and  amount of
check the appropriate         redemption ($1,000 minimum).
box on the Account
Application).

Not available for             If you do not have and would like to add the
retirement accounts or        telephone redemption feature, send a written
shares held in certificate    request to Stonebridge Funds, P.O. Box 419247,
form.                         Kansas City, MO  64141-9247.  The request must be
                              signed (and signatures guaranteed) by each account owner.

                              The Fund may impose a dollar limit on telephone redemptions.

In Person                     During normal business hours, bring your written
                              request to:

                              Stonebridge Funds
                              370 17th Street
                              Suite 3100
                              Denver, CO  80202

By Mail                       Send a written request to Stonebridge  Funds, P.O.
                              Box 419247, Kansas City, MO 64141-9247. Submit any share certificates being redeemed, endorsed for transfer.

                              Your written request must:

                              - be signed by each account owner; a signature
                                guarantee is required for any redemption over $10,000 or any redemption being mailed to any address or payee other than that which is on record;
                              - state the number or dollar amount of shares to
                                be redeemed;
                              - include your account number and tax
                                identification number.

By Wire Call 1-800-639-3935 or write Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. You
                              will need to provide account name and number, name of Fund and amount of redemption ($1,000 minimum per transaction if made by wire).

                              If you have already opened your account and would like to have the wire redemption feature, send a written request to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. The request must be signed (and signatures guaranteed) by each account owner.

                              The Fund charges a fee of $10 for wire transfers which is added to any redemption (your proceeds are reduced by $10 in the event there is an insufficient amount remaining). In addition, your bank may charge a fee for receiving a wire.

By Systematic Withdrawal      Request monthly or quarterly withdrawals of $50 or
                              more in multiples of $10.  Participation requires
                              $10,000 in the Fund.


GENERAL ACCOUNT POLICIES

SYSTEMATIC CASH WITHDRAWAL PLAN

     A stockholder owning $10,000 or more of Fund shares at net asset value may establish a Systematic Cash Withdrawal Plan (a "Withdrawal Plan") upon completion of an authorized form. Qualified participants may then receive monthly or quarterly checks of $50 or more in multiples of $10 as they choose. The redemption is made on the 20th day of the month and payment is made within seven days thereafter. These payments are drawn from shares redeemed from the stockholder's account to meet the payment amounts requested. To the extent that these redemptions exceed dividends and capital gains distributions, participants will eventually deplete their investments, particularly if the net asset value of the Fund decreases. A systematic withdrawal participant may discontinue receiving payments at any time, and resume them at any time thereafter. The Fund also reserves the right to cancel any Withdrawal Plan.

     Under this program, all dividends and capital gains distributions are automatically reinvested, and share certificates are not issued. Amounts paid to stockholders should not be considered income. No particular amount of periodic or quarterly payments is recommended. An authorization form may be obtained from the Fund upon request.

SIGNATURE GUARANTEE

     A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

- Transferring ownership of an account.
- Redemption check is more than $10,000.
- Redemption check is being mailed to an address other than the address of record
- Redemption check is being mailed to an address which has been changed within the last 30 days of the redemption request without a signature guarantee.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

REDEMPTION OF LOW BALANCE ACCOUNTS

If your account balance falls below $1,000 as a result of redemption a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $100 per month. If the action is not taken within 90 days after notice, your account may be closed and the proceeds sent to you at the address of record. We reserve the right to increase investment minimums.

INVOLUNTARY REDEMPTIONS

We reserve the right to close an account in the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

TELEPHONE TRANSACTIONS

You may choose to initiate certain transactions by telephone subject to your authorization. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. It may be difficult to reach the Fund by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

ADDRESS CHANGES

To change the address on your account, call 1-800-639-3935 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new addresses. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required.

PRICE OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the net asset value ("NAV") next calculated after your request and payment, if required, are received by the transfer agent in proper form. A Fund's NAV is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. (Eastern time), on each day that the NYSE is open.

In order to receive a day's price, your order must be received by the transfer agent by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next day. To be in proper form, your order must include your account number and must state the Fund shares you wish to purchase, redeem or exchange. In the case of participants in certain employee benefit plans investing in certain Funds, purchase orders will be processed at the NAV next determined after the Service Organization acting their behalf receives the purchase order.

The Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. The Fund's investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Directors. Debt securities with maturities of 60 days or less are valued at amortized cost, which generally equals market value.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

You may purchase or sell Fund shares through an account you have with Stonebridge Capital Management, any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than the Fund requires. Service Organizations may also impose charges, restrictions, transaction procedures or cut-off times different from those applicable to shareholders who invest in the Fund directly.

A Service Organization may receive fees from the Fund or Stonebridge Capital Management for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or Stonebridge Capital Management with respect to their customers' assets invested in the Fund. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Fund is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

MAILING INFORMATION

The Fund or your Service Organization will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration with the exception of automatic investment plan transaction and dividend reinvestment transactions. These transactions are reflected on a statement which is sent to you on a quarterly basis.

A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in the the fund.

Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated.

CERTIFICATES

The Fund will issue share certificates upon written request only. Lost share certificates may require a fee for reissue.

DISTRIBUTION SCHEDULE

               Income Dividends                   Capital Gains
               ----------------                   -------------
               Declared and paid in December      Declared and paid in December

When you open an account, you must specify on your Account Application whether you want to receive your distributions in cash. Otherwise, all distributions will be reinvested. You may change your distribution option at any time by writing or calling 1-800-639-3935.

Prior to purchasing shares of the Fund, the impact of dividends or capital gains distributions which have been declared but not paid should be carefully considered. Any such dividends or capital gains distributions paid to an investor shortly after the purchase of shares by the investor will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distribution, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

                        STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                              370 17th Street, Suite 3100
                                Denver, Colorado  80202

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.

                                OFFICERS AND DIRECTORS

RICHARD C. BARRETT, Chairman, Board of Directors and Vice President DR. JOHN G. AYER, President and Director
DEBRA L. NEWMAN, Vice President and Treasurer
CHARLES E. WOODHOUSE, Vice President and Director
CRAIG B. BURGER, Vice President
CHAD S. CHRISTENSEN, Vice President
JAMES V. HYATT, Secretary
SELVYN B. BLEIFER, M.D., Director
MARVIN FREEDMAN, Director
CHARLES F. HAAS, Director
WILLIAM H. TAYLOR, II, Director


                                  EXECUTIVE OFFICES

                             370 17th Street, Suite 3100
                               Denver, Colorado  80202
                              Telephone - (800) 639-3935

                                     DISTRIBUTOR
                           ALPS Mutual Funds Services, Inc.
                             370 17th Street, Suite 3100
                               Denver, Colorado  80202

                                    TRANSFER AGENT
                           National Financial Data Services
                                    1004 Baltimore
                          Kansas City, Missouri  64105-1807

                                  INVESTMENT ADVISER
                     Stonebridge Capital Management, Incorporated
                          1801 Century Park East, Suite 1800
                            Los Angeles, California 90067

                                      CUSTODIAN
                                   Fifth Third Bank
                                  Fifth Third Center
                               38 Fountain Square Plaza
                               Cincinnati, Ohio  45263

                                       AUDITORS
                                Hein + Associates LLP
                 717 17th Street, Suite 1600, Denver, Colorado 80202




                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                             370 17th Street, Suite 3100
                               Denver, Colorado  80202




                                      PROSPECTUS
                                     March 1, 1998

                         STATEMENT OF ADDITIONAL INFORMATION



                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                             370 17th Street, Suite 3100
                               Denver, Colorado  80202
                                    (800) 639-3935

--------------------------------------------------------------------------------


Stonebridge Aggressive Growth Fund, Inc. (the "Fund") is a no-load diversified, open-end investment company, commonly known as a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. This information is included in a Prospectus dated March 1, 1998 (the "Prospectus"), which may be obtained without charge by writing or calling the Fund. This Statement of Additional Information is intended to furnish investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                  TABLE OF CONTENTS

                                                                         PAGE

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .  2

Management of the Registrant . . . . . . . . . . . . . . . . . . . . . . .  5

Investment Advisory and Other Services . . . . . . . . . . . . . . . . . .  6

Brokerage Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .  7

Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Pricing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . 10

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . 11




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED BY WRITING STONEBRIDGE AGGRESSIVE GROWTH FUND, INC., 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202, (800) 639-3935.

             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1998

INVESTMENT OBJECTIVES AND POLICIES

     Information concerning the Fund's fundamental investment objective is set forth in the Prospectus under the heading "Objectives and Investment Policy." The Fund's principal objective is long-term growth of capital. Production of short-term income is a secondary consideration. In order to achieve its investment objectives, the Fund invests in securities of companies which appear to have good prospects for increased earnings and dividends and uses certain other investment techniques in an effort to enhance income and reduce market risks.

     SHORT-TERM TREASURY SECURITIES.   The Fund may invest in US Treasury bills,
which mature in one year or less, have fixed interest rates, and are guaranteed by the full faith and credit of the US Government.

     CONVERTIBLE BONDS.   The Fund may invest in convertible bonds, which are
fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock.

     Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock).

     PREFERRED STOCKS.   The Fund may invest in preferred stocks.  Preferred
stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion or prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund intends to limit its transactions in options to writing covered call options on stocks and stock indexes, purchasing put options on stocks and on stock indexes, and closing out such options in closing transactions. The Fund intends to limit its transactions in futures contracts (contracts to purchase or sell an underlying instrument at a future date), to purchasing and selling stock index and foreign currency futures contracts, and to the purchase of related options. Transactions in such options and futures contracts may afford the Fund the opportunity to hedge against a decline in the value of securities it owns, may provide a means for the Fund to generate additional income on its investments, or may provide opportunities for capital appreciation.

     In purchasing futures contracts and related options the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool operator." CFTC regulations require, among other things, (1) that futures be used solely for "bona fide hedging" purposes, as defined in CFTC regulations, and (2) other positions for the establishment of which the aggregate initial margin and option premiums (less the amount by which such options are "in the money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contract it has entered into). The extent to which the Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. The Fund will not modify the above limitations to increase the permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Fund's shareholders.

     OPTIONS ON SECURITIES. The Fund may write covered call options on securities it owns to attempt to realize, through the receipt of premium income, a greater return than would be realized on the securities alone. In return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security above the option's exercise price for the life of the option (or until a closing transaction can be effected). The Fund also gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the option's exercise price at any time during the life of the option. The Fund retains the full risk of a decline in the price of the underlying security held to cover the call for as long as its obligation as a writer continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

     The principal purpose of writing a covered put option would be to realize income in the form of the option premium, in return for which the Fund would assume the risk of a decline in the price of the underlying security below the option's exercise price less the premium received. The Fund's potential profit from writing a put option would be limited to the premium received.

     When the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing at the current market price an option identical as to underlying instrument, exercise price and expiration date to the option written by the Fund. The Fund may not effect a closing purchase transaction, however, after it has been notified that the option it has written has been exercised. When the Fund has purchased an option it may liquidate its position by exercising the option, or by entering into a closing sale transaction by selling an option identical to the option it has purchased. There is no guarantee that closing transactions can be effected.

     The Fund will realize a profit from a closing transaction if the price at which the option is closed out is less than the premium received for writing the option or more than the premium paid for purchasing the option. Similarly, the Fund will realize a loss from a closing transaction if the price at which the option is closed out is more than the premium received or less than the premium paid. Transaction costs for opening and closing option positions must be taken into account in these calculations.

     The Fund may purchase put options on securities it owns to attempt to protect those securities against a decline in market value during the term of the option. To the extent that the value of the securities declines, the Fund may be able to realize a gain by closing out the put option (or, if the value of the securities falls below the put option's exercise price, may exercise the option and sell the securities at the exercise price), and thereby may partially or completely offset the depreciation of the securities. If the price of the securities does not fall during the life of the option, the Fund may lose all or a portion of the premium it paid for the put option, and would lose the entire premium if an option were allowed to expire unexercised. Such a loss could, however, be offset entirely or in part if the value of the securities owned should rise.

     OPTIONS ON STOCK INDEXES. The Fund may write covered call options on stock indexes to attempt to increase the return on its investments through the receipt of premium income. The Fund will cover index calls by owning securities whose price changes, in the opinion of the Fund's investment adviser, are expected to be similar to those of the index. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund would realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund would realize a loss in its call option position, which would reduce the benefit of any unrealized appreciation of the Fund's stock investments.

     The principal reason for writing a covered put option on a stock index would be to realize income in return for assuming the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes would increase the Fund's losses in the event of a market decline, although such losses would be offset in part by the premium received for writing the option. The Fund would cover put options on indexes by segregating assets equal to the option's exercise price, in the same manner as put options on securities.

     The Fund may purchase put options on stock indexes to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments did not decline as anticipated, or if the value of the option did not increase, the Fund's loss would be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

     STOCK INDEX AND FOREIGN CURRENCY FUTURES AND RELATED OPTIONS. The Fund may purchase and sell stock index and foreign currency futures contracts (as well as purchase related options) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     The Fund will sell stock index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures positions, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Foreign currency futures may be used to hedge against a decline of the US dollar and to hedge against the currency risk of some foreign securities. We do not expect this to happen often.

     No price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

     Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long positions (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Futures positions may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Fund intends to purchase futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

     SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities if at the time of the short sale it owns or has the right to acquire, at no additional cost, an equal amount of the securities sold short. This investment technique is known as a "short sale against the box." While the short position is maintained, the Fund will collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve (presently 10% of the market value of the securities sold short). If the Fund engages in a short sale the collateral account will be maintained by the Fund's custodian or a duly qualified subcustodian. While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. The Fund's Adviser currently anticipates that no more than 25% of the Fund's total assets would be invested in short sales against the box, but this limitation is a nonfundamental policy which could be changed by the Board of Directors of the Fund.

     The Fund may make a short sale against the box when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund want to sell the security it wants at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Interal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

INVESTMENT RESTRICTIONS

     The following is a more detailed description of certain policies and practices of the Fund which augments the summary of the Fund's investment program which appears above and in the Prospectus under the heading "Objectives and Investment Policy."

     Certain investment limitations and restrictions cannot be changed without the approval of the lesser of (i) 67% or more of the voting securities of the Fund represented at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. These restrictions are as follows:

     (1) The Fund may not invest an amount which exceeds 5% of the value of the Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of Government securities.

     (2)  The Fund may not issue any senior securities.

     (3) The Fund may not purchase the securities of any issuer for the purpose of exercising control of management and it may not acquire or own more than 10% of any class of the securities of any company.

     (4) The Fund may not make short sales of securities or maintain a short position unless at the time of the short sale the Fund owns or has the right to acquire at no additional cost an equal amount of the securities sold short.

     (5) The Fund may borrow money only for temporary emergency purposes and then not in excess of 5% of its total assets.

     (6) The Fund may not underwrite securities, buy or sell real estate or commodities or commodity contracts, or make loans to individuals, except that the Fund may invest in futures contracts and options as described in "Futures, Stock Index and Options Transactions."

     (7) The Fund will not invest in the securities of other investment companies if immediately after such investment the Fund will own (a) securities issued by an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (b) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940 and any applicable rules or exemptive orders issued thereunder.

     (8) The Fund may not invest in any security if information is not available with respect to the history, management, assets, owners and income of the issuer of such security, and may not make any investment which would subject the Fund to unlimited liability.

     (9) The Fund may not purchase any securities on margin except for short-term credits as are necessary for the clearance of transactions; provided, however, the Fund may make initial and variation margin payments in connection with purchases or sales of options or futures contracts.

Although the Fund is not prohibited from purchases of restricted securities, the Fund has never held such securities in its portfolio and does not presently intend to purchase restricted securities.


MANAGEMENT OF THE REGISTRANT

OFFICERS AND DIRECTORS OF THE FUND

     Overall operations of the Fund are conducted by its officers under the control of the Board of Directors. The officers and directors of the Fund, their addresses and their principal occupation during the past 5 years are:

JOHN G. AYER (age 74) - President
     Executive Vice President and Director of Stonebridge Capital Management, Inc.; Director, Taylor & Turner Assoc., Ltd., a venture capital organization, 1801 Century Park East, Suite 1800, Los Angeles, California 90067.

RICHARD C. BARRETT (age 55) - Vice President and Director*
     President and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President and Director, Stonebridge Growth Fund, Inc.

SELVYN B. BLEIFER, M.D. (age 67) - Director
     Physician, Cardiovascular Medical Group, 414 North Camden Drive, Beverly Hills, California 90212; Director, Stonebridge Growth Fund, Inc.

MARVIN FREEDMAN (age 71) - Director
     Partner, Freedman, Broder & Angen, Certified Public Accountants, 2501 Colorado Avenue, Suite 350, Santa Monica, California 90404; Director, Stonebridge Growth Fund, Inc.

CHARLES F. HAAS (age 83) - Director
     Retired motion picture and television director, 12626 Hortense Street, Studio City, California, 91604; Director, Stonebridge Growth Fund, Inc.

WILLIAM H. TAYLOR (age 58) - Director
     General Partner, Taylor & Company (venture capital organization), 18730 Canyon Road, Sonoma California 91604; Director, Stonebridge Growth Fund, Inc.

CHARLES E. WOODHOUSE (age 34) - Vice President and Director
     Executive Vice President, Managing Director and Director of Research of Stonebridge Capital Management, Inc.; Teaching and Research Assistant at University of Southern California, 1801 Century Park East, Suite 1800, Los Angeles, California, 90067.

CRAIG B. BURGER (age 40) - Vice President
     Senior Vice President and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President, Stonebridge Growth Fund, Inc.

CHAD CHRISTENSEN (age 27) - Vice President
     Fund Controller, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202; Vice President, Stonebridge Growth Fund, Inc. and Assistant Treasurer, Westcore Trust.

JAMES V. HYATT (age 47) - Secretary
     General Counsel, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202; Secretary, Stonebridge Growth Fund, Inc. and First Funds Trust, and Assistant Secretary, Financial Investors Trust.

DEBRA L. NEWMAN (age 41) - Treasurer
     Vice President, Chief Financial Officer, Secretary and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President and Treasurer, Stonebridge Growth Fund, Inc.

     *"Interested person" of the Fund as defined by the Investment Company Act of 1940, as amended.


     As of December 15, 1997, the directors and officers of the Fund, as a group, owned beneficially 1,511.84 shares of stock of the Fund, which constituted less than 1% of the Fund's outstanding shares. No one officer or director or nominee for director owns more than 1% of the Fund's outstanding shares.

     None of the officers of the Fund received any compensation from the Fund for his or her services during the fiscal year ended October 31, 1997. Each director who is not an "interested person" of the Fund is entitled to receive from the Fund $150 for each meeting of the Board of Directors. The following table sets forth more detailed compensation information for the directors of the Fund during the fiscal year ended October 31, 1997:

                                                            TOTAL COMPENSATION
                          AGGREGATE          PENSION OR       FROM FUND AND
                         COMPENSATION        RETIREMENT     FUND COMPLEX, PAID
     DIRECTOR             FROM FUND           BENEFITS        TO DIRECTORS*
--------------------------------------------------------------------------------

SELVYN B. BLEIFER, MD      $300                $  0              $2,650
MARVIN FREEDMAN            $300                $  0              $2,650
CHARLES F. HAAS            $300                $  0              $2,650
WILLIAM H. TAYLOR, II      $150                $  0              $  150


*Stonebridge Growth Fund, Inc. and the Fund comprise a "Fund Complex" as such term is defined in Item 22(a)(1)(v) of Rule 14a-1 of the Securities Exchange Act of 1934, because they have the same investment adviser.

INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISER. The Fund's investment adviser is Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067 (the "Adviser"), which provides investment advisery services pursuant to an investment advisery agreement (the "Agreement") approved by the stockholders on August 1, 1997. The Adviser is engaged in the business of providing investment advice to [individual and institutional clients], and managed assets aggregating $509 million as of October 31, 1997. It currently has 13 employees. John G. Ayer owns 9.8%, Richard C. Barrett owns 39.2%, Debra L. Newman owns 15.6%, and Karen H. Parris, Timothy G. Walt and Charles E. Woodhouse each owns 11.8% of the outstanding stock of the Adviser.

     Personnel of the Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Fund, establishes procedures for personal investing, and restricts certain transactions. In addition, restrictions on the timing of personal investing in relation to trades by the Fund and on short-term trading have been adopted.

     The Agreement provides that the Adviser will not be liable for any error of judgment or loss suffered by the Fund, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Fund has agreed to indemnify the Adviser against liabilities, costs and expenses that the Adviser may incure in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of its duties or obligations under the Agreement. The Adviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Agreement.

     ADMINISTRATOR. The Fund's Administrator is ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to its Administration Agreement with the Fund, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     DISTRIBUTOR. The Fund's Distributor is ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to its General Distribution Agreement with the Fund, the Distributor has agreed to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Fund, but is not obligated to sell any specified number of shares. The General Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisery Agreement. Pursuant to the General Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 and other applicable laws.

     CUSTODIAN. The Fund's Custodian is Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263. It receives and deposits all cash and receives and collects income from the Fund's investments. These institutions also receive and deliver securities bought or sold by the Fund. The Custodian has no part in the management or investment decisions of the Fund. The Custodian is entitled to receive compensation based on the market value of all assets in the aggregate, plus certain transaction based charges.

      TRANSFER AGENT. The Fund's transfer agent and dividend disbursing agent is National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105. As transfer agent, National Financial Data Services maintains the Fund's records for the stockholders who purchase shares. It accepts, confirms and processes payments for purchase and redemptions, and disburses and reinvests dividends and capital gains distributions, if any, made by the Fund to these stockholders.

     INDEPENDENT ACCOUNTANTS. Hein + Associates LLP, Denver Colorado (the "Auditors") serve as independent accountants to the Fund. The Auditors conduct the audit of the Fund's annual financial statements and prepare the Fund's tax returns. The Auditors have no part in the management or investment decisions of the Fund. The annual fee is estimated to be $9,500 per year.


BROKERAGE TRANSACTIONS

     Decisions to buy and sell securities for the Fund, assignment of its portfolio business and negotiation of its commission rates are made by the Adviser. It is the Fund's policy that the Adviser shall seek to obtain both quality research and "bet execution" of purchase and sales transactions, and that the Adviser shall seek to negotiate the brokerage commissions to provide fair, competitive compensation for the broker's services, giving consideration to the statistical and research services provided as well as the brokerage execution services. Research services furnished by brokers through whom the Fund effects security transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. Subject to periodic review by the Board of Directors, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. None of the broker/dealer firms with which the Fund conducts business is engaged in sales of shares of the Fund and none is affiliated with either the Fund or the Adviser.

     Statistical and research material furnished to the Adviser may be useful to the Adviser in providing services to clients other than the Fund. Similarly, such material furnished to the Adviser by brokers through which other clients of the Adviser trade may be useful in providing services to the Fund. The Board of Directors of the Fund reviews from time to time the extent and continuation of this practice.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by other such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     When the Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker, except in those circumstances where, in the opinion of the Fund, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

     The following provides information regarding the Fund's brokerage transactions during the fiscal years ended October 31, 1997, 1996, and 1995.

                              ANNUAL                TOTAL
                         PORTFOLIO TURNOVER       BROKERAGE
                               RATE             COMMISSIONS PAID
                         ------------------     ----------------

               1997            88%                $ 11,746

               1996           108%                $ 12,402

               1995            60%                $  8,995


     The Fund's anticipated annual portfolio turnover will normally be in the range of 25% to 100%. Portfolio turnover is a function of market shifts and relative valuation of individual securities and market sectors. The Fund's Adviser attempts to keep the fund invested in those securities that have the potential to meet the Fund's growth objective and that represent the best relative value.

     The Fund did not acquire securities of any brokers or dealers, or the parents thereof, during the year ended October 31, 1997.


REDEMPTIONS

     The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.


PRICING

     The Fund's public offering price per share, which is the net asset value per share, is determined once daily as of the close of the New York Stock Exchange ("NYSE") on each day it is open for trading. This price is applicable to all orders to buy or sell Fund shares received prior to the close of trading on the NYSE each day the NYSE is open. Orders received after such time are held until the next day on which the public offering price is determined.

     Securities listed or traded on a registered securities exchange are valued at the last sale price on the day of the computation or, if there is not a sale on that day, the last reported bid price. Where market quotations of over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used; however, for dates on which the last sale price is available from NASDAQ, or other source of equivalent reliability, the last sale price for such date is used. Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value.

     Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. Eastern Time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

     The value of any other securities for which no market quotations are available and other assets will be determined at fair value in good faith by or pursuant to the policies adopted by the Board of Directors.

     Dividends receivable are treated as assets from the date on which stocks go ex-dividend.

     The net asset value per share is determined by dividing the total market value of all the Fund's portfolio securities and other assets, less all liabilities, by the total number of Fund shares outstanding.

INDIVIDUAL RETIREMENT ACCOUNT

     The Fund has available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Fund as a funding medium for individual retirement saving.

TRADITIONAL IRA

     For a "traditional" IRA, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under 70 1/2.

     Distributions of an individual's IRA assets (and earnings thereon) before the individuals attained age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the IRA are not taxed until distributed.

ROTH IRA

     For a "Roth IRA", an individual may contribute to an IRA for his or her nonworking spouse.

     Distributions of an individuals IRA assets (and earnings thereon) after the age of 59 1/2 and with certain other conditions met will not be included in the individual's gross income.

     The foregoing brief descriptions are not complete or definitive explanations of the various types of Individual Retirement Accounts. Any person who wishes to establish a retirement plan account may do so by contacting ALPS directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Fund recommends that investors consult with their attorneys or tax advisors to determine.

TAXATION

     The Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) for taxable years beginning on or before August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities,
(2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. The avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year, if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and actually paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     Dividends paid by the Fund are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     SALES OF SHARES. Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     BACKUP WITHHOLDING. The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

     FOREIGN INVESTMENTS. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to in clude in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct
(as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

     Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Fund will operate so as to qualify for such reduced tax ratesor tax exemptions whenever practicable. The Fund may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amouts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund. Although the Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Fund will be able to do so.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

YEAR 2000

     The services provided by the Fund's investment adviser, administrator, principal underwriter, transfer agent and other service providers depend on the proper functioning of their computer systems. Certain of these systems will require updating or replacement prior to the year 2000 to avoid errors when storing dates and making date-related calculations. The Fund understands that these firms (and their important vendors and business partners) are taking steps reasonably designed to prepare their computer systems for the 21st century. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

PERFORMANCE INFORMATION

     The Fund may from time to time advertise total returns, compare Fund performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.


     The total return for the Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.


     Total return is computed according to the following formula:

                                           n
                                   P(1 + T)  = ERV


Where     P=   a hypothetical initial payment of $1,000.
          T=   average annual total return.
          n=   number of years.
          ERV= ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

     TOTAL RETURNS FOR THE FUND HAVE BEEN AS FOLLOWS:
     -----------------------------------------------

                                        1997      22.89%
                                        1996      5.70%
                                        1995      43.71%
                                        1994      1.86%
                                        1993      11.80%
                                        1992      (4.67)%
                                        1991      61.63%
                                        1990      (15.30)%
                                        1989      13.54%
                                        1988      6.34%
                                        1987      (3.16)%

     Performance information for the Fund may be compared to various unmanaged indices, such as S&P500, Russell 2000, Russell 3000 and indices prepared by Lipper Analytical Services. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

     Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Fund and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, variations in sales charges and risk/reward considerations.


FINANCIAL STATEMENTS

     The financial statements in the 1997 Annual Report are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by the Fund's independent accountants, Hein + Associates LLP, whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.